[Ventas, Inc. Letterhead]


T. Richard Riney
Executive Vice President
and General Counsel

Direct Dial:  502-357-9020




October 14, 2002

Mr.  Joseph M. Harvey
Senior Vice President
Cohen & Steers Capital Management, Inc.
757 Third Avenue
New York, NY  10017

      RE: Request by Cohen & Steers Capital Management, Inc. for a Waiver of the Provisions of Article XII of the Certificate of Incorporation of Ventas, Inc. (the "Company")
            ---------------------------------------------------------------

Dear Mr. Harvey:

     This letter is in response to the request by Cohen & Steers Capital Management, Inc. ("C&S") for a waiver of the provisions of Article XII of the Certificate of Incorporation of the Company with respect to C&S as described in the letter from C&S to the Company dated October 14, 2002, which is attached hereto (the "Request Letter"). Capitalized terms used but not defined herein shall have the meaning set forth in the Request Letter.

     The Board hereby Waives, on the terms and subject to the conditions set forth in this letter and the Request Letter, the application of Article XII to C&S with respect to the provisions thereof limiting Beneficial Ownership of Common Stock of the Company for the Waiver Period. The breach of any representation, warranty, covenant or agreement contained in the Request Letter, or the failure to comply with the covenants and agreements in the Request Letter, shall cause the Waiver granted in this letter to become retroactively null and void, and shall retroactively cause any Common Shares owned by C&S in excess of the otherwise applicable 9.0% Ownership Limit to become designated Excess Shares under Article XII, in addition to any other remedy available to the Company.

     Notwithstanding the foregoing, the ownership of the Company's Common Shares by C&S shall remain subject to the otherwise applicable 9.0% Ownership Limit in the event that such ownership should result in (i) any "individual" (within the meaning of Section 542(a)(2) of the Internal Revenue Code of 1986, as amended (the "Code"), as modified by Section 856(h) of the Code) owning (after taking into account the constructive ownership rules of Section 544 of the Code, as modified by Section 856(h) of the Code) in excess of 9.0% of the Common Shares

Mr. Joseph M. Harvey
October 14, 2002
Page 2


or (ii) any 10.0% Company Shareholder, alone or in combination with other 10.0% Company Shareholders, owning (either directly or by operation of the attribution rules of Section 318 of the Code, as modified by Section 856(d)(5) of the Code), any interest in the stock of Kindred Healthcare, Inc. or in the stock, assets, or net profits of any other present or future tenant of the Company. For purposes of the preceding sentence, the term "10.0% Company Shareholder" means a person who, but for the 9.0% Ownership Limit, would beneficially own 10.0% or more of the total combined voting power, total number, or total value of all of shares of stock of the Company, either directly or by operation of the attribution rules of Section 318 of the Code, as modified by Section 856(d)(5) of the Code.

     If this letter accurately sets forth our understanding, please sign the letter where indicated below and return a signed copy to me. This letter shall be of no force and effect, and may be revoked at any point in time prior to the Company's receipt of a signed copy from C&S.

                                    Very truly yours,

                                    VENTAS, INC.



                                    By:  /s/ T. Richard Riney
                                         ------------------------------------
                                         Name:   T. Richard Riney
                                         Title:  Executive Vice President and
                                                 General Counsel

ACCEPTED AND AGREED
This 14th day of  October, 2002

COHEN & STEERS CAPITAL MANAGEMENT, INC.



By:  /s/ Joseph M. Harvey
     ----------------------------------
     Name: Joseph M. Harvey
     Senior Vice President



Attachment

              [Cohen & Steers Capital Management, Inc. Letterhead]


                                       October 14, 2002

Board of Directors
Ventas, Inc.
4360 Brownsboro Road
Suite 115
Louisville, Kentucky 40207-1642

Re: Request by Cohen & Steers Capital Management, Inc. for Waiver to Provisions of Article XII of the Certificate of Incorporation of Ventas, Inc. (the "Company")
      ----------------------------------------------------------------

To the Directors of Ventas, Inc.:

     Cohen & Steers Capital Management, Inc. ("C&S") is an investment advisor registered under the Investment Advisers Act of 1940. As of date hereof, C&S has purchased on behalf of its investment advisory clients (the "Advisory Clients"), in the aggregate, 6,834,255 shares of the outstanding common stock, (the "Common Shares") of the Company (the "Shares"). Pursuant to advisory contracts with the Advisory Clients, C&S exercises sole investment discretion over such shares and in certain cases sole voting discretion. No other person who would constitute, along with C&S and with any one or more of the Advisory Clients, a "group" as that term is used for purposes of Section 13(d)(3) ("Section 13(d)") of the Securities Exchange Act of 1934, as amended (the "Exchange Act") owns any shares of the Company. Because that portion of the Shares which exceed the Ownership Limit (capitalized terms in this letter are used as defined in Article XII of the Certificate of Incorporation of the Company) is subject to being designated as Excess Shares under Article XII, C&S requests that the Board of Directors of the Company (the "Board") grant a waiver to C&S and the Advisory Clients from certain of the provisions of Article XII that relate to limitations upon ownership of Common Shares, so that C&S, its Advisory Clients, and any other Person who would constitute, along with C&S and any Advisory Client, a "group" as that term is used for purposes of Section 13(d) of the Exchange Act, may Beneficially Own, in the aggregate, up to 12.50%, in number of shares or value, of the Common Shares during the period (the "Waiver Period") from the date hereof, until the expiration of the Waiver Period (the "Waiver Expiration Date") on the terms and subject to the conditions set forth herein.

     In consideration and as a condition to such waiver, C&S agrees, on behalf of itself and with respect to assets C&S manages for the Advisory Clients, that it shall not take any of the actions described below with respect to any Additional Shares for so long as such shares shall constitute Additional Shares or until any of the Events (as defined below) shall occur. "Additional Shares" shall mean the number of Common Shares owned by all of C&S, the Advisory Clients and any other persons who would constitute, along with C&S and any Advisory Client, a "group" under Section 13(d), that exceeds 9.0% of the Common Shares of the

Company outstanding. The undersigned has the legal authority to bind C&S and the Beneficial Owners of C&S to the terms of this letter and the related Waiver. This letter does not request a waiver in respect of any Common Shares held, owned, or Beneficially Owned by any Advisory Client that are not managed by C&S. Nothing in this letter or the Waiver shall restrict the application of Article XII to such other Common Shares, it being understood that all such other Common Shares remain subject to Article XII of the Certificate of Incorporation of the Company.

     Effective as of the date hereof, this letter amends and restates the waiver request letter dated February 25, 2002, a copy of which is attached hereto as Exhibit A (the "Prior Letter").

     In support of its request for the Waiver, C&S makes the following representations, warranties, covenants and agreements:

     1. Expiration of Waiver. The Waiver shall expire, and the Waiver Period shall terminate, on the first to occur of (a) on the date that C&S Beneficially Owns less than the Ownership Limitation, (b) a breach by C&S of any of the representations, warranties, covenants or agreements contained in this Request Letter or (c) ninety (90) days after C&S's receipt of notice from the Company terminating the Waiver. Upon expiration of the Waiver and the Waiver Period with respect to any Additional Shares, such Additional Shares shall automatically be designated as "Excess Shares" under Article XII. Such designation will be effective as of the close of business on the business day prior to the date of the relevant event. C&S understands and acknowledges that the "Excess Share" designation shall be in addition to any other remedy that the Company may have upon a breach by C&S of any representation, warranty, covenant or agreement contained herein.

     2. Representations and Warranties. C&S represents and warrants to the Company as follows:

          a) As of the date hereof, and with respect to any Common Stock under C&S management, the Advisory Clients Beneficially Owned in the aggregate 6,834,255 shares of the outstanding Common Stock of the Company. C&S is not in a partnership (as determined for federal income tax purposes) composed of C&S and one or more Advisory Clients, and C&S' Advisory Clients do not own more than 9.9% of C&S or any corporation controlled or managed by C&S.

          b) No other person who would constitute, along with C&S, a "group" as that term is used for purposes of Section 13(d)(3) ("Section 13(d)") of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), owns any shares of Common Stock.

          c) None of C&S, C&S' Advisory Clients and any other person who would constitute, along with C&S, a "group" as that term is used for purposes of Section

     13(d)(3) Beneficially Own any of the stock, warrants, options, convertible debt or any other rights to acquire the stock of Kindred Healthcare, Inc.

     3. Covenants Regarding Ownership Attributes of the Additional Shares. During the Waiver Period, C&S agrees that it shall not take any of the following actions with respect to any Additional Shares (it being understood that the limitations of this Section 3 shall not apply to Shares that are not Additional Shares):

          a) Solicit proxies from stockholders of the Company, the power to vote, become a "participant" in any "election contest" (as such terms are used in Rule 14a-11 of the Exchange Act), with respect to the Company, or make any communication (other than as required by law) referred to in Rule 14a-1(l)(2)(iv) of the Exchange Act in connection with any election contest or other vote by stockholders of the Company or otherwise that is contrary to or conflicts with actions taken or omitted or to be omitted by the Board;

          b) Seek or vote for the removal of any member of the Board, except removal "for cause" as such term is used under the Delaware General Corporation Law;

          c) Vote for any individual nominated for election to the Board thereof other than those individuals nominated by the Board or a Committee thereof;

          d) Call or seek to have called any meeting of the stockholders of the Company;

          e) Otherwise act, alone or in concert with others to (i) solicit, propose, seek to effect or negotiate with any other person with respect to
     (A) any business combination with the Company or (B) any restructuring, recapitalization or similar transaction of the Company, (ii) solicit, propose, seek to effect or negotiate with any other person with respect to, or announce an intent to make, any tender offer or exchange offer for any voting securities of the Company, or (iii) assist, participate in, facilitate or solicit any effort or attempt by any persons to do or seek to do any of the foregoing; or

          f) Form, join or participate in a "group" (within the meaning of
     Section 13(d) of the Exchange Act) with respect to any of the matters described above.

     4. Additional Covenants Regarding Ownership of Common Stock. During the Waiver Period:

          a) C&S shall limit the aggregate Beneficial Ownership by it, any Advisory Client and any Person who would constitute, along with C&S or C&S with any such Person or Advisory Client, a "group", as that term is used for purposes of Section 13(d) of the Exchange Act, of the Company's Common Stock to no more than 12.50% of the shares of Common Stock outstanding.

            b) Neither 10% or greater Beneficial Owners of C&S, C&S nor any of its Advisory Clients, taken separately or taken together in any combination with C&S, have been during 2000, 2001 or 2002, are, and shall not in the future be, partners in any partnership between or among C&S and any one or more of them as determined for federal income tax purposes which partnership Beneficially Owns any of the Company's Common Stock. With respect to assets under C&S' management, no single Advisory Client or combination of Advisory Clients with a mutual 10.0% or greater owner or any Person in control of them, Beneficially Owns or will at any time in the future Beneficially Own more than 9.0% of the Company's Common Stock outstanding. Neither C&S nor any Advisory Client, with respect to assets under C&S' management, currently Beneficially Owns, and will not Beneficially Own, more than 9.0% of the Company's Common Stock outstanding (excluding for this purpose Beneficial Ownership of Common Stock in excess of such amounts to the extent such Beneficial Ownership results solely from it being treated, along with the Advisory Clients, as a "group" under
      Section 13(d) of the Exchange Act).

            c) C&S, its Advisory Clients and any Person who would constitute, along with C&S or any Advisory Client, a "group" under Section 13(d) of the Exchange Act, shall comply with the terms of Article XII, except as expressly waived by the Board.

            d) During the term of the Waiver, none of C&S, C&S' Advisory Clients and any other person who would constitute, along with C&S, a "group" as that term is used for purposes of Section 13(d)(3), shall Beneficially Own any of the stock, warrants, options, convertible debt or any other rights to acquire the stock of Kindred Healthcare, Inc. or, after written notice from the Company to C&S of a proposed new tenant after the date hereof, any other such tenant of the Company.

            e) Notwithstanding any other provision of this letter or the related waiver, if any 10.0% or greater Beneficial Owners of C&S, C&S, its Advisory Clients, or any other person who would, along with C&S or the Beneficial Owners of C&S or any of them, either constitute a "group" under
      Section 13(d)(3) or a partnership for federal income tax purposes, Beneficially Owns (excluding for this purpose Beneficial Ownership of Common Stock that results solely from being treated as part of a "group" under Section 13(d)) more than 9.9% of the stock of the Company while Beneficially Owning, singly or taken together in any combination, any of the stock, warrants, options, convertible debt or any other rights to acquire the stock of Kindred Healthcare, Inc. or, after written notice from the Company to C&S of a proposed new tenant after the date hereof, any other such tenant of the Company, the Additional Shares owned will be automatically designated as "Excess Shares" under Article XII. Such designation will be effective as of the close of business on the business day prior to the date of the relevant event.

            f) This letter does not request a waiver in respect of any Common Shares held, owned, or Beneficially Owned by any Advisory Client that are not managed by C&S. Nothing in this letter or the Waiver shall restrict the application of Article XII to such other Common Shares, it being understood that all such other Common Shares remain subject to Article XII of the Certificate of Incorporation of the Company.

     5. Breach of Representations and Warranties. C&S understands that the breach of any representation, warranty or covenant contained herein or the failure to comply with its covenants and undertakings in this letter, in addition to any other remedy available to the Company, subjects the Additional Shares to being designated as "Excess Shares" under Article XII. In such event, any waiver granted by the Board shall terminate and the Company may proceed in any manner permitted under Article XII.

     6. Reduction and Termination of the Waiver. If at any time after C&S Beneficially Owns more than the Ownership Limitation the ownership of Common Shares by any Person covered by this waiver falls below the 9% limitation, this waiver shall, as to each such Person, lapse and be of no further effect, with the consequence that thereafter any subsequent purported acquisition of Common Shares in violation of such limitation shall result in any shares above the 9% limitation being Excess Shares.

                              Very truly yours,

                              COHEN & STEERS CAPITAL MANAGEMENT, INC.



                              By:  /s/ Joseph M. Harvey
                                   ----------------------------------
                              Name:   Joseph M. Harvey
                              Title:  Senior Vice President


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